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              EXCLUSIVE SALES DISTRIBUTION/REPRESENTATIVE AGREEMENT

         AGREEMENT made as of the 23rd day of August, 2007, by and between CirTran Beverage Corp., a Utah corporation with a place of business in Los Angeles, California ("CBC") and American Sales & Merchandising, LLC, a Delaware limited liability company with a place of business in Portland, Maine ("Agent").

         WHEREAS CBC has entered into an Amended and Restated Exclusive Manufacturing, Marketing and Distribution Agreement (the "Master Agreement") with Play Beverages, LLC ("Principal") a copy of which is attached hereto as Exhibit "A". The Master Agreement provides, among other things, for CBC to distribute and market products and beverage products (the "Products") which Principal has the right to manufacture pursuant to a License Agreement dated November 1, 2006 by and between Principal and Playboy Enterprises, a copy of which is attached hereto as Exhibit "B" (the "License Agreement"). The Products include all Playboy-branded beverage products, Playboy-branded energy drinks, Playboy-branded enhanced water and any other Playboy-branded beverages to be manufactured by or on behalf of Principal under the License Agreement and distributed by CBC under the Master Agreement; and

         WHEREAS Agent is engaged in the business of representing companies to purchasers and potential purchasers of products; and

         WHEREAS, CBC wishes to engage Agent to act as its Exclusive Worldwide Sales Distribution/Representative for the Products under the Master Agreement and Agent is willing to act as the Exclusive Sales Representative for CBC,

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, CBC and Agent do agree as follows:

         1. APPOINTMENT OF AGENT. CBC hereby appoints Agent as its exclusive primary agent, for sales of the Products in all territories and markets named and defined under the terms of the Master Agreement (the "Exclusive Accounts") and the License Agreement. The Exclusive Accounts shall not be changed without prior agreement of the parties herein except as provided in Section 9 below.

         2. AGENT'S DUTIES. Michael A. Liberty and/or his designee shall have primary responsibility for the management of Agent's relationship with CBC. Agent shall, either by its own employees or sub-agents or brokers (if such sub-agents or brokers are approved by CBC and by Playboy as required in the License Agreement):

                  a. provide the distribution services described on Exhibit "C";

                  b.       promote the sale of Products to the Exclusive
                           Accounts;

                  c. solicit orders at prices and on terms fixed by CBC and promptly transmit to CBC after each offer or order for Product received by Agent; it being understood that Agent has no authority to enter into agreements on behalf of CBC or to bind CBC to any contract with any Account;

                  d. quarterly, during CBC's budget process, provide CBC with budget figures for its Exclusive Accounts, in detail and format approved by CBC.

         3.       CBC'S DUTIES. CBC shall:

                  a. supply Agent with sales and promotional materials, including sample Products, if required, and price lists and conditions of sale;

                  b.       accept or reject orders forwarded by Agent within ten
                           (10) days of receipt by CBC of an order;

                  c. fix sales prices (that are approved by Principal to the extent required by the Master Agreement) to Exclusive Accounts;

                  d. promptly deliver no fewer than ninety percent (90%) of confirmed orders;

                  e.       make payment of sales commissions as required in
                           Section 5 of this Agreement.

                  f. reimburse Agent for reasonable expenses incurred in the course of participating in the meetings with representatives of the individual Exclusive Accounts.

         4. COMMISSIONABLE REPRESENTATIVES. It is anticipated that ASM will utilize outside sales representatives, brokers or sales contractors ("Commissionable Representative") compensated on a percentage of gross sales basis to be the sales representatives for one or more of the Exclusive Accounts. If ASM determines to appoint a Commissionable Representative, ASM shall so notify CBC and shall present CBC with a proposed agreement with the Commissionable Representative. If CBC approves the Commissionable Representative and the agreement, the Commissionable Representative will be entitled to compensation as provided in Section 5.b below. Agent shall be responsible to supervise the activities of the Commissionable Representatives and will be responsible to pay any compensation to the Commissionable Representatives in excess of the compensation provided in Section 5.b. In no event will Agent share in any part of the compensation to the Commissionable Representatives provided in Section 5.b. Agent will notify CBC in writing of the particular Exclusive Accounts or areas services by each Commissionable Representative.


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


         5.       COMMISSIONS.

                  a. For establishing, managing and supervising the entire distribution network and network sales representatives servicing the Exclusive Accounts, CBC through the 2007 selling season and thereafter shall pay Agent a commission equal to four percent (4%) of all amounts received by CBC, net of cash discounts, chargebacks and returns, if any (collectively "Commissionable Receipts").

                  b. For Commissionable Receipts received by CBC for products sold to the Exclusive Accounts serviced by an Agent-designated Commissionable Representative, CBC shall pay the Commissionable Representative an amount equal to the commissions payable to the Commissionable Representatives, but not more than three percent (3%) of the Commissionable Receipts that are attributed to such Commissionable Representative through the 2007 selling season and thereafter.

                  c. CBC shall supply commission statements to Agent on a timely basis, but in no event later than the 25th of every month, showing all Commissionable Receipts received by CBC in the prior month, including all chargebacks and returns incurred by CBC is such prior month.

                  d. CBC shall remit commissions due to Agent on a monthly basis, in arrears, each month immediately following a month in which there is a Commissionable Receipt, simultaneously with delivery of the commission statements referred to Section 5.c. All late commission payments by CBC shall bear interest at the rate of ten percent (10%) per annum.

                  e. At the end of each calendar year, CBC shall notify Agent in writing of the amount to be credited to the CBC for commissions paid on returns and chargebacks for such calendar year not deducted in arriving at the Commissionable Receipts (the "Annual Chargeback Debit"). Agent shall thereafter have thirty (30) days to dispute the Annual Chargeback Debit, in writing, after which period the Annual Chargeback Debit will not be subject to dispute by Agent. CBC will then deduct the Annual Chargeback Debit from all future commissions earned by the Agent until the Annual Chargeback Debit is paid in full. In the event of a dispute in the Annual Chargeback Debit, such dispute will be submitted to arbitration in accordance with
                           Section 10 of this Agreement.

                  f. If authorized and approved by Principal, CBC will disburse $100,000, or such lesser amount as Principal has authorized, (the "Advance") from the Bridge Loan described in the Master Agreement to ASM as an advance against commissions. ASM shall use the Advance solely for the purpose of performing its duties hereunder. If made, the Advance shall be recouped from commissions earned under Section 5.a. Accordingly, as long the Advance or any portion thereof is outstanding, ASM agrees that in lieu of remitting commissions to ASM pursuant to Section 5.d, CBC shall use the commissions to reduce the Advance and shall remit such commissions (i) to CBC in prepayment of the Bridge Loan, if the Bridge Loan is then outstanding, or (ii) to Principal, if the Bridge Loan has been paid in full. This Section does not affect the right of ASM to receive commission statements pursuant to Section 5.c. Once the Advance has been fully recouped from commissions, this
                           Section 5.f will be of no further force or effect.

         6. SUB-AGENCY. Agent may enter into sub-agency agreements hereunder only with the prior written consent of CBC, Principal and of Playboy as provided in the License Agreement and Master Agreement. Any sub-agency agreement Agent enters into must conform, in form and substance, to the terms of this Agreement, including, without limitation, an indemnification, in form and substance similar to Section 11 hereof, running to CBC directly.

         7. CO-AGENCY. CBC and Agent further agree that CBC will not enter into any other sale representation agreements with any other sales representatives with respect to the Exclusive Accounts for the term of this Agreement other than agreements with the Commissionable Representatives as defined in Section 4.

         8. TERM. This Agreement shall remain in full force and effect as long as Agent is in material compliance with its obligations hereunder and the Master Agreement remains in full force and effect.

         9.       INTERNATIONAL TERRITORIES.

                  a. When CBC proposes to begin selling the Product in a new country or other territory, it may require Agent to disclose the extent to which Agent, or subcontractors with whom Agent has existing business relationships, has existing distribution capacity in such country or other territory. If CBC, in its reasonable business judgment, is not satisfied with the distribution capacity it may so notify Agent and the parties may negotiate in good faith regarding Agent's plans to establish suitable capacity. If within twenty days after CBC's original notice, CBC has not become satisfied with Agent's plans it may, by further notice to Agent, remove such country or other territory from the definition of Exclusive Accounts hereunder.

         10. DEFAULTS. The following constitute events of default justifying termination.

                  a. If either party shall become insolvent, admit in writing its inability to pay debts as they mature or cease to conduct business as a going concern.

                  b. If any bankruptcy, reorganization, debt arrangement, or other proceeding under any bankruptcy or insolvency law or any dissolution or liquidation proceeding shall be instituted by or against either party.

                  c. If either party is in material breach of any provision of this Agreement and such breach is not cured within thirty (30) days of receipt of notice of breach from the other party.

         11.      INDEMNIFICATION.

                  a. Agent shall, to the extent permitted by applicable law, indemnify, hold harmless and defend CBC against costs, expenses (including legal fees), judgments, fines, and amounts paid in settlement, actual and/or consequential (each a "Claim Cost"), incurred by CBC, in connection with any threatened, pending or completed action, demand, claim, suit or proceeding (each a "Claim") to which CBC is or was a party, is threatened to be made a party or is otherwise involved, by reason of Agent's breach of this Agreement, Agent's unauthorized use of the Playboy trademarks or Agent's negligence or malfeasance in promoting the sale of the Products hereunder.

                  b. CBC shall, to the extent permitted by applicable law, indemnify, hold harmless and defend Agent against all Claim Costs incurred by CBC I connection with any Claim to which Agent is or was a party, is threatened to be made a party or is otherwise involved, by reason of CBC's breach of this Agreement or, to the extent of indemnification received by CBC under the Master Agreement, damage caused by the Products.

                  c. The Agent and CBC each agree to promptly and adequately notify the other of the commencement or existence of any Claim and, as soon as known, the facts constituting the basis for such Claim. In the event either party fails to notify the other reasonably, promptly and adequately of the existence of a Claim, such party shall additionally indemnify the other for (i) any damages proximately caused by the resulting loss or impairment of a material defense or (ii) any directly resulting material increase in any damages.

                  d. The Agent and CBC each agree not to settle or compromise any Claim the effect of which settlement or compromise would be to materially impair the rights of the other party in this agreement without prior approval and consent of the other, which approval and consent shall not be unreasonably withheld. If either Agent or principal settles or compromises any Claim without such prior approval and consent, the settling party, whether Agent or CBC, shall have no right to seek either indemnification or contribution from the other for any portion of such settlement amount.

         12. AMENDMENTS. This Agreement contains the entire understanding of the parties and supercedes any prior oral or written understanding between Agent on the one part and CBC or Principal on the other part. This Agreement may be changed only be a writing signed by both parties.

         13. INDEPENDENT CONTRACTORS. The parties acknowledge that they are independent contractors and nothing contained herein shall be construed as placing the parties in the relationship of partners or joint ventures. Agent does not have, nor shall it hold itself out as having, any authority to create any contract or obligation on behalf of CBC.

         14. GOVERNING LAW. This Agreement shall be interpreted and enforced pursuant to the laws of the State of Utah and of the United States.

         15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

         16. NOTICES. All notices shall be in writing and shall be deemed valid and sufficient notice (a) as of the delivery if delivered by hand or overnight delivery service; (b) five days after mailing if delivery is by mail;
(c) if delivery is by facsimile, then upon confirmation by mail as provided in sub-paragraph (b) of this Section 16, and when delivered to:

                  CBC:
                  Cirtran Beverage Corp.
                  4125 S. 6000 West
                  West Valley City, UT 84128
                  Attention: Iehab Hawatmeh

                  With a copy to:
                  Paul H. Shaphren
                  Callister Nebeker & McCullough
                  2180 S. 1300 East, Suite 600
                  Salt Lake City, Utah  84106

                  Agent:
                  Michael A. Liberty
                  American Sales & Marketing, LLC
                  23 No Raymond Rd
                  Gray,  ME  04101

                  With a copy to:
                  Alan R. Atkins
                  Jensen Baird Gardner Henry
                  10 Free Street
                  P.O. Box 4510
                  Portland, Me 04112-4510


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


         IN WITNESS WHEREOF the parties hereto have set their hands and seals as of the date first above written.

CBC:                                        Agent:

Cirtran Beverage Corp.                      American Sales & Merchandising, LLC


By:  /s/                                    By:  /s/
    ------------------------------              --------------------------------
Name:                                       Name: Michael A. Liberty
Its:     President                          Its:  Manager

                                   Exhibit "C"

ASM will be responsible for developing a detailed distribution network and providing CBC with required expense budgeting associated with the establishment of a distribution sales force and associated expenses. ASM will be actively involved, as a consultant, in all aspects of the marketing campaign, product designs, and merchandising displays. ASM (with Principal's participation) will work directly with Playboy Corporate to gain maximum marketing support from Playboy, seeking Playboy's participation in multiple joint promotions of the Playboy brand and Playboy Energy products.

     o    Selection of Distribution Method and Creation of Distribution Network

          * ASM will utilize the DSD method as the primary mode of distribution. The selection of a distributor will be evaluated on a case by case, market by market basis with the following factors given the greatest consideration:
               *    Performance in the marketplace.
               *    Current brand and package portfolio.
               *    Reach and/or geographic coverage.
               *    Ability to establish mutual goals and objectives
               * ASM and CBC will utilize all types of distributors depending on the marketplace, however, emphasis will be placed on "Soda Bottlers", and "Beer and Soda Distributors" with the other types being utilized on a strategic basis.
          * DSD method provides the most effective means to reach all channels of trade while ensuring the brand receives the greatest level of support at the wholesale level.
          * ASM and CBC may utilize other methods to address specific opportunities, retailer requests or voids.

          Establishment of a Distribution Network:

          *    Identify most likely candidates.

          * With Management, determine scope and depth of support CBC intends to supply at Wholesale level i.e. POS Material, Sales Promotion Material, Advertising, Price Support and Manpower.

          * Establish Budgets with Management to fund financial support at Wholesale level (Incentives, Price Promotion, POS & Advertising CO-OP).

          *    Produce a contract for execution with Distributors.

o    Selection of Distribution Network

          *    There are various types of distributors within the DSD system.
          *    Soda Bottlers
                    * Bottlers of beverage products that maintain a distribution arm to distribute their product
          *    Beer Wholesalers
                    * Distributors of primarily beer products but also distribute a portfolio of Non Alcoholic products.
          *    Non Alcoholic Wholesale Distributors
                    *    Wholesalers that distribute a N/A portfolio only.
          *    Wine/Spirits Wholesale Distributors
                    * Distributors of primarily wine and spirits products but also distribute a portfolio of Non Alcoholic products.

          *    Candy and Tobacco Wholesale Distributors
                    * Distributors of primarily candy and tobacco products but also distribute a portfolio of Non Alcoholic products


Physical Distribution - Outline and Plan of Action for Domestic Distribution

      1) Scope and Launch
         o Phased Distribution by Region and in areas where special promotions have created sufficient demand

      2) Distribution Method
         o  Description of each Distribution Method by Channel

      3) Selection Process
         o  Selection of Distribution Method o Selection of Distributor Network

      4) Proposed Distribution Plan Phase 1
         o  Proposed Distribution Network by State

         1. Scope
               "Phased Distribution" by Geographic Region (Except for areas where special promotions have created enough demand to warrant establishing distribution within that area)

          Phase 1
          -------
               *    Northeast
                    o    New England, New York, New Jersey & Pennsylvania
               *    Mid Atlantic
                    o Maryland, Delaware, Virginia, West Virginia, North Carolina & South Carolina

          Phase 2
          -------
               *    West Coast
                    o    California, Oregon & Washington

          Phase 3
          -------
               *    South West
                    o    Nevada, Arizona, New Mexico, Utah, Okalahoma & Texas

          Phase 4
          -------
               *    Mid West
                    o Idaho, Montana, Wyoming, Colorado, N. Dakota, S. Dakota, Nebraska, Kansas, Minnesota, Wisconsin, Iowa, Illinois, Missouri
               *    Ohio Valley
                    o    Michigan, Ohio, Indiana & Kentucky

          Phase 5
          -------
               *    Southeast
                    o Tennessee, Arkansas, Mississippi, Louisiana, Georgia, Alabama & Florida

          Phase 6
          -------
               *    Other
                    o    Alaska & Hawaii

         2.  Distribution Methods

               *    DSD (Direct Store Door)
                    o    Delivery to individual accounts by a wholesaler.
                    o    Most prominent and far reaching method of distribution.
                    o Typically provides a supplier the greatest level of support at the wholesale level

               *    Direct (Direct to Retail)
                    o Direct shipment to retail warehouse by Playboy (or supplier) for distribution to individual accounts by the retailer.
                    o Used primarily for commodities (private label, perishable, etc) or specific opportunities.
               *    Wholesale (Direct to Retail via Warehouse)
                    o Direct shipment to retail warehouse by a wholesaler for distribution to individual accounts by the retailer.
                    o Also used for commodities and/or to reach specific channels i.e. Health, Natural, etc
               *    Combination
                    o A combination of at least two of the aforementioned methods. Products distributed through a "combination" include Gatorade, Poland Springs, etc.

         3.  Selection Process

               *    Selection of Distribution Method
                    o Agent's intention is to utilize the DSD method as our primary mode of Distribution.
                    o DSD method provides the most effective means to reach all channels of trade while ensuring the brand receives the greatest level of support at the wholesale level.
                    o Agent will utilize the other systems to address specific opportunities, retailer requests or voids.

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               *    Selection of Distribution Network There are various types of distributors within the DSD system including:
                    o    Soda Bottlers
                         * Bottlers of beverage products that maintain a distribution arm to distribute their product
                    o    Beer Wholesalers
                         * Distributors of primarily beer products but also distribute a portfolio of Non Alcoholic products.
                    o    Non Alcoholic Wholesale Distributors
                         *    Wholesalers that distribute a N/A portfolio only.
                    o    Wine/Spirits Wholesale Distributors
                         * Distributors of primarily wine and spirits products but also distribute a portfolio of Non Alcoholic products]
                    o    Candy and Tobacco Wholesale Distributors
                         * Distributors of primarily candy and tobacco products but also distribute a portfolio of Non Alcoholic products

As stated previously, American Sales and Merchandising will utilize the DSD method as its primary mode of distribution. The selection of a distributor by ASM will be evaluated on a case by case, market by market basis with the following factors given the greatest consideration:

     *    Performance in the marketplace.
     *    Current brand and package portfolio.
     *    Reach and/or geographic coverage.
     *    Ability to establish mutual goals and objectives

ASM will utilize all types of distributors depending on the marketplace, however, emphasis will be placed on "Soda Bottlers", and "Beer and Soda Distributors" with the other types being utilized on a strategic basis.

         4. Detailed Proposed Domestic Distribution Plan Phase 1 by Distributor
               *    Northeast and Mid Atlantic
                    o Combination of Soda Bottlers, Beer and Non Alcoholic Distributors.
                    o    New England
                         *    Maine:
                              ------
                              *    Maine Distributors, Bangor, ME
                              *    Federal Distributors, Lewiston, ME
                              *    National Distributors, Portland, ME
                         *    New Hampshire
                              -------------
                              *    Great State Beverages, Hooksett, NH
                              *    White Mountain, Berlin, NH
                              *    G. Housen, Keene, NH

                         *    Vermont
                              -------
                              *    G. Housen, Brattleboro, VT
                         *    Massachusetts
                              -------------
                              *    Atlas Distributing, Auburn, MA
                              *    Lesco Distributing, Mattapoisett, MA
                              *    G. Housen, Springfield, MA
                              *    Great State Beverages, TBD
                         *    Connecticut
                              -----------
                              *    Tommestti Distributors, Hartford, CT
                              *    Connecticut Beverages, Windham, CT
                              *    B & E Distributors, Sutton, CT
                              *    North East Beverages, Providence, RI
                    o    Rhode Island
                         ------------
                         *    North East Beverages, Providence, RI
                    o    New York
                         --------
                         *    Big Geyser, Inc. Melville, NY
                         *    Coca Cola Bottling of Buffalo, Tonawanda, NY
                         *    Day Wholesale, Tupper Lake, NY
                         *    Decrescente Distributing, Mechanicville, NY
                         *    Eagle Beverage, Oswego, NY
                         *    Elmira Distributing, Elmira, NY
                         *    Hudson Dairy, Fulton, NY
                         *    McCraith Beverages, New York Mills, NY
                         *    Mincolla Distributing, Binghamton, NY
                         *    Owasco Beverage, Auburn, NY
                         *    Phoenix Beverage, Montgomery, NY
                         *    Lake Beverage, West Henrietta, NY
                         *    Sanzo Beverage, Olean, NY
                         *    Sanzo & Sons, Batavia, NY
                    o    Pennsylvania
                         ------------
                         *    Philly Coke, Philadelphia, PA
                         *    Davis Beverage Group, Harrisburg, PA
                         *    Faris Distributors, Connellsville, PA
                         *    Logan Beverage, Tyron, PA
                         *    Lettierio Distributors, West Newton, PA
                         *    Metro Beverage, Bensalem, PA
                         *    RC Canada Dry of Scranton, Scranton, PA
                    o    New Jersey
                         ----------
                         *    Canada Dry Asbury, Neptune, NJ
                         *    J. D. Beverage Co., Newark, NJ
                         *    Briars USA, South Brunswick, NJ
                    o    Maryland
                         --------
                         *    Brock Swartz & Sons, Brentwood, MD
                    o    Delaware
                         --------
                         *    N/K/S Distributors, New Castle, DE
                    o    Virginia
                         --------

                         *    Dixie Beverage, Winchester, VA
                         *    United Beverage Co., Chester, VA
                         *    Virginia Beach Beverage, Virginia Beach, VA
                         *    H & H Distributing, Urbanna, VA
                         *    Lawrence Distributing Co., Danville, VA
                    o    West Virginia
                         -------------
                         *    Dr. Pepper/7-UP Bottling, Columbus, OH
                    o    N. Carolina
                         -----------
                         *    Piedmont Cheer Wine Bottling, Salisbury, NC
                         *    Long Beverage, Morrisonville, NC
                         *    Choice USA Beverage, Lowell, NC
                         *    Nehi Bottling, Murphy, NC
                    o    S. Carolina
                         -----------
                         *    Benchmark Distributing, Myrtle Beach, SC
                         *    Capital Wine & Beverage, West Columbia, SC
                         *    Coastal Wine & Beverage, Charleston, SC
                         *    Piedmont Wines. Easley, SC


Note: The above listing of Distributors may not be complete. Other Distributors or distribution methods will be explored and introduced as deemed appropriate in the effort to maximize sales.

         5) International Distribution:

               1. Agent will identify the best foreign distribution relationships for consideration and approval by Playboy, Principal and CBC.
               2. AS&M will work with foreign distributors in a similar fashion as it does with domestic distributors.

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